DELAWARE POOLED TRUST

The Emerging Markets Portfolio
(the "Portfolio")

Supplement to the Portfolio's Statement of Additional Information dated February 28, 2007

On October 17, 2007, Mellon Bank, N.A. became the Portfolio's custodian.

The following paragraph replaces the paragraph in the section entitled, "Investment Manager and Other Service Providers - Custodian" on page 57 of the Portfolio's Statement of Additional Information.

Mellon Bank, N.A. ("Mellon"), One Mellon Center, Pittsburgh, PA 15285, serves as custodian for each Portfolio. As custodian for the Portfolios, Mellon maintains a separate account or accounts for each Portfolio; receives, holds, and releases portfolio securities on account of each Portfolio; receives and disburses money on behalf of each Portfolio; and collects and receives income and other payments and distributions on account of each Portfolio's portfolio securities.

With respect to foreign securities, Mellon makes arrangements with sub-custodians who were approved by the Board of Trustees in accordance with Rule 17f-5 of the 1940 Act. When selecting foreign sub-custodians, the Trustees consider a number of factors, including, but not limited to, the reliability and financial stability of the institution, the ability of the institution to provide efficiently the custodial services required for the Portfolios, and the reputation of the institutions in the particular country or region.

Please keep this Supplement for future reference.

This Supplement is dated October 19, 2007.